J.P. Morgan Auto Conference August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer © Dana 2019 Dana Incorporated Wolfe Research Global Auto Industry Conference January 15, 2019 Jonathan Collins Executive Vice President and Chief Financial Officer James Kamsickas President and Chief Executive Officer Exhibit 99.2

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

Founded in 1904 2018 preliminary sales: $8.1 billion ~30,000 people 21 technical centers 136 33 6 major facilities countries continents customers in countries 143 Dana Snapshot

Business Overview

Markets

Light Vehicles

51%



Heavy Vehicles

28%



Off-Highway

21%



Segments

Light Vehicle Driveline Technologies
40%

Commercial Vehicle Driveline Technologies
27%

Off-Highway Drive and Motion Technologies
21%

Power Technologies
12%

Regions

North America


46%

Europe


28%

South America


6%

Asia Pacific


20%

Technologies / Products

Technologies	Products
Drive	Axles, driveshafts, transmissions, hydraulic wheel and track drives, drive units for electric and hybrid vehicles
Motion	Winches, slew drives, planetary gearboxes, hydraulic pumps, motors and valves, electronic controls
Electrodynamic	e-Motors, generators, power electronics, controls and software
Thermal	Transmission and engine oil cooling, battery and electronics cooling, charge air cooling, and exhaust-gas and heat recovery
Sealing	Gaskets and seals, transmission separator plates, cam covers and oil pan modules, heat shields, and fuel cell plates
Digital	Active and passive system controls, Software as a Service including descriptive and predictive analytics

2018 preliminary sales including 100% of DDAC

© Dana 2019

4

Acquisition Benefits Completes in-house electrodynamic capabilities Establishes European e-Technology center of excellence Augments breadth of e-Drive systems offerings Strengthens Asia new energy market presence

Snapshot Manufacturing in Europe and China $ 2019T Sales: ~$30M Purchase Price: $88M 2 Engineering Centers Sales by End Market Sales by Region Key Customers A Leader in Low Voltage Electrodynamic Components 4 Global Locations

Electrodynamic Technology Acquisition establishes complete suite of electrodynamic technology Business Brands Motors Inverters / Controls Permanent Magnet High Low Induction Voltage Range

Accelerate Hybridization & Electrification

e-Propulsion Product Portfolio

Technology Solutions

Mild hybrid	Primary Axle Hybrid Drive (P/HEV)			Battery Electric Vehicle (BEV)			
Power Electronics	**Hybrid Drive Unit**	**Hybrid Axle**	**Independent e-Axle**	**Direct Drive**	**e-Drive Unit**	**Rigid e-Axle**	**Wheel Drives**
TM4, SME	Oerlikon Graziano	Oerlikon Graziano	Dana Spicer Electrified with TM4	TM4, SME	Dana Spicer Electrified with TM4	Dana Spicer Electrified with TM4	SME, Dana Spicer Electrified with TM4, Oerlikon Fairfield



Vehicle Applications

Recreational	Utility	Passenger Car	Material Handling	City Delivery	Light Truck	Medium Duty	Heavy Duty/Bus	Mining Truck
Club Car	Taylor Dunn	Bolloré Blue Car	BYD 1.6T & 2.5T	Zenith Electric Van	[Under Development]	Workhorse	Karsan ATAK midibus	Sandvik DD422iE



© Dana 2019 10

e-Propulsion Content Growth Significant content per vehicle expansion opportunity >2x CPV ≈ CPV >2x CPV ICE Electric Full-Frame Light Trucks Medium-Duty Trucks Off-Highway Equipment

e-Propulsion Market Outlook Full-Frame Light Trucks Medium-Duty Trucks Off-Highway Equipment* All segments offer attractive market growth 43% CAGR 22% CAGR 25% CAGR *Excludes forklifts and scissor lifts 2018 2025 Source: Roland Berger and management estimates

Spicer Axles Driving the Future Delivers ~2% improvement in fuel economy to the end consumer The most efficient axle for automotive applications – a full 30% better than current best-in-class competitive products Provides 60 pounds of weight savings Light Vehicle Ultra-Efficient AdvanTEK® Axle System Commercial Vehicle HD Single AdvanTEK® Axle System Application in 4x2, 6x2, and 6x4 vehicle configurations

Driving Growth Industry-leading technology powering growth Multiple end markets provides cycle stability Investing for the future of mobility Significant new business wins in all segments

2015 to 2018 Performance Improvement SALES ~$2.0 billion Adj. EBITDA ~$300 million Free Cash Flow ~$100 million Outstanding performance, outstanding future… 33% 47% 64% 67% Diluted Adjusted Earnings Per Share ~$1.15 Comparison based on 2015 results to preliminary 2018 results for sales, EBITDA and cashflow; EPS compared to latest guidance.

J.P. Morgan Auto Conference August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer © Dana 2019 Outlook and Financials Jonathan Collins Executive Vice President and Chief Financial Officer

2018 Preliminary Results

- Sales surpassed high end of guidance range as Q4 demand exceeded expectations; however, conversion on the incremental sales was negligible as premium costs to fill the orders offset the added contribution margin and product mix was unfavorable
- Adjusted EBITDA landed near low end of guidance range, ~$8M lower than prior indication primarily due to increased commodity costs
- Free cash flow results are in line with prior expectation at ~3.0% margin

Key Financial Metrics


~$8,143M
Sales
$7,750M
$8,050M
~$957M
Adjusted EBITDA
$950M
$1,010M
Profit Margin
~11.8%
FCF Margin
~3.0%
~$2.90
Diluted Adjusted EPS
$2.75
$3.05
Guidance range
Preliminary Result
Prior Indication

Delivering preliminary results within range of expectations

See appendix for comments regarding the presentation of non-GAAP measures

© Dana 2019 17

2018 Preliminary Sales and Profit Changes

- Sales growth of 13% compared with last year driven by conversion of backlog, improving end-market demand, a full year of the 2017 acquisitions, and recovery of commodity inflation
- ~85 bps of margin expansion as a result of organic and inorganic growth was largely offset by ~65 bps margin headwind due to commodity cost increases, net of recoveries
- In addition to ~$110M of commodity cost increases, Section 232 and 301 tariffs increasing costs by ~$10M with minimal commercial recovery



Full Year
Positive Change
Negative Change
Sales
Adjusted EBITDA
$7.2B
$835M
11.6%
~$815M
~$465M Market
~$350M Backlog
~$135M
~17% conversion
~55 bps
~$50M
~$30M
~30 bps
~Flat
~65M Recovery
~$(45)M
~(65) bps
~$8.1B
~$957M
~11.8%
2017
Organic Growth
Inorganic Growth
Currency
Commodities
2018 Preliminary

Delivered >$900M of sales growth and added $120M of profit

See appendix for comments regarding the presentation of non-GAAP measures

© Dana 2019 18

2019 – 2021 Sales Backlog: $700 Million Backlog ensures outperformance of market through 2021 Backlog includes booked incremental new business net of any lost replacement business Backlog is incremental to 2018 sales holding both foreign currency exchange rates and vehicle production volumes constant Delivering positive backlog in all business units across all major customers and regions Region Customer Segment +$350 +$200 +$150 $ in Millions Key Customers +$50M Added to Prior Backlog New Growth Sustained Prior Backlog

2019 Mobility Market Demand Outlook 12018 preliminary sales including 100% of DDAC Heavy Duty Agriculture Construction Full Frame Medium Duty Mining Dana Impact 6% . 46% 28% 20% 100% 51% 28% 21% 100% North America Europe & Africa South America Asia Pacific Dana Impact Mobility Market Primary Source Core Segments Sales Dist1 >+3% <(3%) Legend: YoY ∆ <+3% >(3%) Flat

2019 Guidance Ranges

- Guidance reflects existing Dana business and represents ~$250M or 3% organic growth, ~$65M of profit growth, 40 bps of profit margin expansion, 100 bps of free cash flow margin expansion, and ~$0.20 or 7% EPS growth
- Guidance range with Oerlikon Drive Systems (ODS) reflects 10 months of activity and assumes a March 1st close
- Guidance with ODS represents ~$1B or 12% sales growth, ~$165M of profit growth, 50 bps of profit margin expansion, and ~$0.30 or 10% EPS growth
- ODS is expected to be a use of cash in 2019 as transaction costs and integration expenses are included in FCF

	Guidance Range	Guidance Range w/ ODS
Sales	~$8,400M +/- $150M	~$9,150M +/- $200M
Adjusted EBITDA	~$1,025M +/- $30M	~$1,125M +/- $40M
Implied Profit Margin	*~12.2%*	*~12.3%*
Implied FCF Margin	*~4.0%*	*~3.0%*
Diluted Adjusted EPS	~$3.10 +/- $0.20	~$3.20 +/- $0.25

|--| Guidance Range ● Mid Point

Expecting 3rd year of double digit sales, profit, and FCF growth

© Dana 2019 21

2019 Sales and Profit Changes

- Higher conversion on organic growth due to efficiency improvements as well as the benefit of structural costs actions taken in H2 of 2018
- Overlap of Jeep Wrangler program during H1 2018 resulting in ~$110M of non-recurring sales, contribution margin loss offset by the elimination of launch costs incurred in 2018
- ODS is expected to accrete ~$100M of profit (10 mo.) including ~$10M of cost synergies
- Foreign currency expected to provide modest headwind primarily due to EUR/USD
- Commodities costs expected to remain higher than prior year average albeit with higher recovery ratio than prior year as costs plateau



Full Year
Positive Change
Negative Change
Sales
Adjusted EBITDA
~$8.1B
~$957M
11.8%
~$350M Backlog
~$115M
~($110)M Wrangler Launch
>30% conversion
~100 bps
~$750M
~$100M
~10 bps
~$(10)M
~($75)M
~$90M
~($40)M
~(60 bps)
~$9.2B
~$1,125M
12.3%
2018 Preliminary
Organic Growth
oerlikon drive systems
Currency
Commodities
2019 Target

Poised to deliver $1B of sales growth and add $165M of profit

© Dana 2019 22

Key Financial Metrics Trends Sales Adjusted EBITDA Free Cash Flow Diluted Adjusted EPS $1.94 $ in Millions $ in Billions $5.8 $7.2 A=Actual; P=Preliminary T=Target ~$8.1 See appendix for comments regarding the presentation of non-GAAP measures 9% CAGR $ in Millions ODS $660 $835 ~$957 $62 $161 ~$240 ODS Profit Margin FCF Margin ODS ODS 16% CAGR ~$9.2 ~$1,125 ~$335 *As presented in the third quarter 2018 earnings release. 2019 FCF excludes pension termination impact $6.1 $146 $1.74 $652 +200 bps +300 bps +$470 +$3.1 ~3%

Strong Balance Sheet

Pro Forma Capitalization

($ in millions)	YE 2018 Preliminary	YE 2019 Pro forma
Cash and Marketable Securities	~$525	~$575
Revolver	~575	~725
Liquidity	**~$1,100**	**~$1,300**
Term Loan A	~$265	~$460
Term Loan B		~445
Senior Notes	~1,500	~1,500
Other Debt	~20	~50
Total Debt	~$1,785	~$2,455
Net Debt	~$1,260	~$1,880
Adjusted EBITDA	~$957	~$1,125
Net Leverage	**~1.3x**	**~1.7x**

Maturity Profile



$ in Millions
$750
$790
$405
$305
$430
$405
$35
$35
$35
2019
2020
2021
2022
2023
2024
2025
2026
Current Debt
Pro Forma Debt
Revolver

- No maturities in the next three years
- Net leverage projected to increase by < ½ a turn with ODS acquisition
- Liquidity to increase by ~$200M

See appendix for comments regarding the presentation of non-GAAP measures

© Dana 2019 24

Capital Allocation Priorities

- Capital expenditures have normalized at ~4% of sales as largest program have refreshed (i.e. Ford Super Duty and Jeep Wrangler)
- Disciplined M&A process continues to deliver accretive acquisitions position for long term growth prospects related to vehicle electrification
- As free cash flows continues to increase, excess cash will be used to further strengthen the balance sheet

1 *Organic Growth*
- Investing to deliver backlog generates attractive returns
- Targeting consistent capital spend levels at ~4% of sales

2 *Inorganic Growth*
- Expand product technology
- Enhance geographic presence

3 *Capital Structure*
- Reduce debt and pension liabilities (U.S. frozen pension plan fund and termination planned for 2019)
- Drive towards investment grade credit metrics

4 *Cash Repatriation*
- Pay competitive dividend
- Ambient level of share repurchase to mitigate dilution; $200M authorized ($175M remaining for 2019)

Investing in growth and further strengthening balance sheet

© Dana 2019
25

Investment Highlights Global Presence 1 Strong Market Demand 5 Broad Customer Base 2 Solid Balance Sheet 7 Expanding Profit & FCF Margins 6 Relevant Technology Portfolio 3 Significant Sales Backlog 4 Clear Investment Priorities 8

The preceding slides refer to Adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and, non-service cost components of pension and other postretirement benefits (OPEB) cost and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding voluntary pension contributions, less purchases of property, plant and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies. Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information